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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                       October 16, 2006 (October 12, 2006)

                      ATLANTIC EXPRESS TRANSPORTATION CORP.
               (Exact Name of Registrant as Specified in Charter)

          NEW YORK                         4151                 13-392-4567
(State or Other Jurisdiction   (Primary Standard Industrial    (IRS Employer
      of Incorporation)         Classification Code Number)  Identification No.)

                7 NORTH STREET STATEN ISLAND, NEW YORK 10302-1205
          (Address of Principal Executive Offices, including Zip Code)

       Registrant's telephone number, including area code: (718) 556-8079

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On October 12, 2006, Atlantic Express Transportation Corp. (the "Company")
amended its senior credit facility with Wachovia Bank, N.A. ("Wachovia") to increase the maximum borrowing availability under the revolving credit facility by $10.0 million from $20.0 million to $30.0 million. In addition, the credit facility was further amended by extending the termination date from April 22,
2007 to February 29, 2008. A copy of the amendment to the senior credit facility is attached hereto as Exhibit 10.1.

     Consistent with the Third Supplemental Indenture to the Indenture described below and in connection with the amendment to the credit facility, the Amended and Restated Intercreditor Agreement, dated as of March 3, 2005, among Wachovia,
The Bank of New York, as collateral agent under the Indenture governing the
Company's 12% Senior Secured Notes due 2008 and Senior Secured Floating Rate
Notes due 2008, and Airlie Opportunity Capital Management, L.P., as collateral agent for the holders of the Company's 10% Third Priority Secured Notes due
2008, was also amended to increase the priority amount of the revolving credit facility by $10.0 million from $23.0 million to $33.0 million. A copy of the amendment to the Intercreditor Agreement is attached hereto as Exhibit 10.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits:

          10.1 Amendment No. 13 to Second Amended and Restated Loan and Security
               Agreement, dated as of October 12, 2006.

          10.2 First Amendment to Amended and Restated Intercreditor Agreement,
               dated as of October 12, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 16, 2006

                                           ATLANTIC EXPRESS TRANSPORTATION CORP.

                                           /s/ Nathan Schlenker
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                                           Name:Nathan Schlenker
                                           Title:   Chief Financial Officer

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